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EXHIBIT 10.6
PERFORMANCE STOCK UNIT AWARD

The Compensation and Human

Resources Committee (the “Committee”)

of the Board of Directors

of Quaker Houghton

has approved
the award (the

“Award”)

to FIRST NAME

LAST NAME

(the “Grantee”)

,

of XXX performance

stock units

(PSUs) as of

MM DD,
YEAR (the “Grant Date”),

subject to achieving a

pre-determined targeted performance based on

the Company’s relative total shareholder
return (“TSR”) as compared to the TSR of the S&P Mid Cap 400

(Materials Group) over the three-year period from January

1, 2022

to
December 31, 202

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under the Quaker

Houghton 2016 Long

-Term Performance

Incentive Plan (the “Plan”).

This Award

is subject to
your acceptance

of the terms

and conditions

of this Award

set forth

in this agreement

(the “Agreement”).

The level of

payment can
range from 0% to 200% (the “achievement

percentage”) of the Target

PSU award depending on our TSR performance.

The terms and conditions

of this Award

are governed by this Agreement

and the Plan.

Unless otherwise defined herein,

terms used in
this Agreement have the meanings assigned to them in the Plan.

In the event of any inconsistency between the terms of this Agreement and the terms of the Plan, the terms of

the Plan shall govern.
1.

PSUs will be

paid in the

calendar year

following the

end of the

performance period.

The number

of shares of

Quaker
Houghton that will be paid under the PSU award will be equal to (i) the achievement percentage times (ii) the Target

PSU
award.

2.

Grantee (or Grantee’s

beneficiary) will have no voting

rights with respect to the PSUs.

3.

Grantee will not be entitled to receive cash dividends

or dividend equivalents on PSUs.

4.

PSUs may not be transferred in any

manner other than by will or the

laws of descent or distribution.

5.

Unvested PSUs will

be forfeited

in the event

Grantee’s employment

ends prior to

the completion

of the vesting

period,
unless such termination is due

to (i) death, (ii) Total

Disability or (iii) retirement on

or after attainment of age 60

,

in each
case, as

provided in

the Plan.

If the

Grantee’s termination

occurs due

to the

aforementioned circumstances,

then the
Grantee’s PSUs will be prorated

based on active service during the performance

period, as provided in the Plan.

6.

All distributions to Grantee or to Grantee’s

beneficiary upon vesting of the PSUs hereunder will

be subject to withholding
by the Plan’s third-party administrator

of amounts sufficient to cover the applicable withholding obligations.

In the event
that any

required tax

withholding upon

the settlement

of such

PSUs exceeds

your other

compensation due

from the
Company, Grantee agrees to

remit to the Company, as a condition to settlement of such PSUs, such additional amounts in
cash as are necessary to satisfy the

required withholding.

Any and all withholding obligations may

be settled with shares
of Common Stock.

7.

Nothing in the Plan or

this Agreement will be construed

as creating any right in

the Grantee to continued

employment or
service,

or as altering or amending the existing

terms and conditions of the Grantee’s

employment or service.

8.

All notices required to

be given hereunder shall be

mailed by registered or

certified mail to the Company

to the attention
of its Secretary,

at 901 E.

Hector Street, Conshohocken,

Pennsylvania 19428,

and to Grantee

at Grantee’s

address as it
appears on the Company’s books and records unless either of said parties has duly notified the other in writing of a change
in address.

Quaker Chemical Corporation
A Quaker Houghton Company
901 E. Hector Street
Conshohocken, PA 19428-2380
T: 610.832.4000
quakerhoughton.com.

9.

To the extent not preempted

by Federal law, this Agreement

shall be construed, administered and governed in all respects under and by the laws of the Commonwealth

of Pennsylvania, without giving effect

to its conflict of laws principles.

10.

This Agreement contains all the understandings

between the parties hereto pertaining to the matter

referred to herein, and
supersedes all

undertakings and

agreements, whether

oral or

in writing,

previously entered

into by

them with

respect
thereto.

Grantee represents

that, in executing this Agreement, Grantee has not relied upon any representation or statement not set forth herein made by the

Company with regard to the subject matter

of this Agreement.

QUAKER HOUGHTON

BY:

Michael F. Barry

Grantee represents that Grantee is familiar with the terms and provisions of the Plan, and hereby accepts this Award subject to
the terms and

provisions of the

Plan insofar

as they relate

to PSUs granted

thereunder.

Grantee agrees

hereby to accept

as binding,
conclusive, and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Grant.

Grantee
authorizes the Company

to withhold in accordance

with applicable law from

any compensation payable

to Grantee any taxes

required
to be withheld by

Federal, state, or local

law as a

result of the

vesting of this Award.

Grantee represents that, in

executing this Agreement,
Grantee has not relied upon any representation or statement not set forth herein made by the Company with regard to the subject matter
of this Agreement.

BY:

First Name Last Name